Exhibit 10.13

EXHIBIT N

to Revolving Credit Agreement by and among

J.P. Morgan REIT Operating Partnership, L.P., as Initial Borrower,

J.P. Morgan Real Estate Income Trust, Inc., as Initial Guarantor,

U.S. Bank National Association, as Administrative Agent, and the Lenders party thereto

FACILITY REDUCTION REQUEST

March 7, 2024

U.S. Bank National Association

1095 Avenue of the Americas, 13th Floor New York, New York 10036

Attn: Robert Grudzinski (646) 971-0866

Robert.grudzinski@usbank.com Ladies and Gentlemen:

This facility reduction request (this “Facility Reduction Request”) is executed and delivered by

J.P. MORGAN REIT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, as initial borrower (the “Borrower”) to U.S. BANK NATIONAL ASSOCIATION, as administrative agent (“Administrative Agent”), pursuant to that certain Revolving Credit Agreement, dated as of August 31, 2022 (as amended, modified, supplemented, or restated from time to time, the “Credit Agreement”), entered into by and among, inter alios, the Borrower, J.P. Morgan Real Estate Income Trust, Inc., a Maryland corporation, as initial guarantor, Administrative Agent, and the lenders party thereto. Capitalized terms not defined herein have the meanings assigned to such terms in the Credit Agreement.

Borrower hereby requests a reduction in the Maximum Commitment pursuant to Section 3.06 of the Credit Agreement to $ 0.00 9 (the “Facility Reduction”), such Facility Reduction to be effective on March 12, 2024.

In connection with the Facility Reduction requested hereby, Borrower hereby represents, warrants, and certifies to Administrative Agent for the benefit of the Secured Parties that, after giving effect to the Facility Reduction and to any concurrent prepayments, the Principal Obligation will not exceed the aggregate Commitments (except that if such Principal Obligation consists solely of Letter of Credit Obligations, the Borrower Parties may provide Cash Collateral for such Letter of Credit Obligations and terminate the aggregate Commitments).

Remainder of Page Intentionally Left Blank; Signature Pages Follow.

9 Partial reduction must be in an aggregate amount of $5,000,000 or any whole multiple of $1,000,000 in excess thereof.

Exhibit 10.13

This Facility Reduction Request is executed on March 7, 2024. certifies each and every matter contained herein to be true and correct. The undersigned hereby certifies each and every matter contained herein to be true and correct.

BORROWER:

J.P. Morgan REIT Operating Partnership, L.P., a Delaware limited partnership

By: J.P. Morgan Real Estate Income Trust, Inc., its general partner

By: /s/ Lawrence A. Goodfield, Jr.

Name: Lawrence A. Goodfield, Jr.

Title: Chief Financial Officer and Treasurer

Exhibit 10.13

Signature Page to Facility Reduction Request